                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                  $550,000,000
                    9 5/8% Senior Subordinated Notes due 2009

                                  $100,000,000
              12 3/8% Senior Exchangeable Preferred Stock due 2010

                        PACKAGING CORPORATION OF AMERICA

                                     and the

                                   GUARANTORS

                               Signatories Hereto

                               Purchase Agreement

                                                                  March 30, 1999

J.P. Morgan Securities Inc.
BT Alex.Brown Incorporated
c/o J.P. Morgan Securities Inc.
   60 Wall Street
   New York, New York 10260-0060

Ladies and Gentlemen:

      Packaging Corporation of America, a Delaware corporation (the "Company"), proposes to issue and sell to the several Initial Purchasers listed in Schedule I hereto (the "Initial Purchasers") $550.0 million in aggregate principal amount of its 9 5/8% Senior Subordinated Notes due 2009 (the "Notes") and $100.0 million in aggregate liquidation preference of its 12 3/8% Senior Exchangeable Preferred Stock due 2010 (the "Preferred Stock"). The Notes will be issued pursuant to the provisions of an Indenture to be dated as of April 12, 1999 (the "Indenture") among the Company, the guarantors listed on the signature pages hereof (the "Guarantors") and United States Trust Company of New York, as trustee (the "Trustee") and will be fully and unconditionally guaranteed (the "Guarantees"), jointly and severally, on a senior subordinated basis by each of the Guarantors. The Company and the Guarantors are collectively


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referred to herein as the "Issuers." The Preferred Stock will be issued pursuant to a Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof (the "Certificate of Designations") to be filed by the Company with the Delaware Secretary of State as an amendment to the Company's certificate of incorporation. The transfer agent of the Preferred
Stock will be United States Trust Company of New York. The Preferred Stock may, under certain circumstances, be exchanged for the Company's 123/8% Subordinated Exchange Debentures due 2010 (the "Exchange Debentures" and, together with the Notes, the Preferred Stock and the Guarantees, the "Securities"). The Exchange Debentures, if issued, will be issued pursuant to an indenture (the "Exchange Indenture") between the Company and United States Trust Company of Texas, N.A., as trustee (the "Exchange Trustee").

      The offering of the Securities is being made in connection with (i) the contribution (the "Contribution") by Tenneco Packaging Inc. ("TPI"), a wholly owned subsidiary of Tenneco Inc. ("Tenneco"), of its containerboard and corrugated packaging products business to the Company pursuant to that certain Contribution Agreement, dated as of January 25, 1999, among TPI, PCA Holdings and the Company (as the same may be amended or amended and restated, the "Contribution Agreement") and (ii) that certain bank credit facility (the "Senior Bank Financing") among TPI, as borrower until the Contribution is consummated, the Company, as borrower after the Contribution is consummated, various lenders, J.P. Morgan Securities Inc. and BT Alex.Brown Incorporated, as co-lead arrangers, Bankers Trust Company, as syndication agent and Morgan Trust Company of New York, as administrative agent. References in this Agreement to the "Transactions" shall include the offerings of the Notes and the Preferred Stock and the application of net proceeds therefrom, the Contribution, the Senior Bank Financing and the other transactions defined in the Offering Memorandum (as defined) as the "Transactions."

      References in this Agreement to the "Company," to "subsidiaries" of the Company, to "Issuers" or to "Guarantors" shall be deemed to be references to such entities both before and immediately after giving effect to the Transactions (it being understood that prior to the Transactions the Company has no subsidiaries). Notwithstanding any of the provisions of this Agreement, all of the representations, warranties, covenants and agreements with respect to the Guarantors will become effective only as of the Closing Date.

      The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions therefrom.

      In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated March 16, 1999 (the "Preliminary Memorandum") and has prepared a final offering memorandum dated the date hereof (the "Final Memorandum" and together with the Preliminary Memorandum, the "Offering Memorandum"), for the information of the Initial Purchasers and for delivery to prospective purchasers of the Securities. Any references herein to the Preliminary Memorandum, the Final Memorandum or the Offering Memorandum shall be deemed to include all amendments and supplements thereto.


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      The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of (i) a registration rights agreement with respect to the Notes (the "Notes Registration Rights Agreement"), to be dated as of the Closing Date (as defined) and to be substantially in the form attached hereto as Exhibit A, pursuant to which the Issuers will file one or more registration statements with the Securities and Exchange Commission (the "Commission") registering with the Commission the Company's 9 5/8% Senior Subordinated Notes due 2009 with terms substantially identical to those of the Notes (the "Exchange Notes") to be offered in exchange for the Notes, including guarantees substantially identical to those of the Guarantees (the "Exchange Guarantees"), and (ii) a registration rights agreement with respect to the Preferred Stock and the Exchange Debentures (the "Preferred Stock Registration Rights Agreement"), to be dated as of the Closing Date and to be substantially in the form attached hereto as Exhibit B, pursuant to which the Issuers will file one or more registration statements with the Commission registering with the Commission (a) the Company's 12 3/8% Senior Exchangeable Preferred Stock due 2010 with terms substantially identical to those of the Preferred Stock (the "New Preferred Stock") to be offered in exchange for the Preferred Stock and (b) the Company's 12 3/8% Subordinated Exchange Debentures due 2010 with terms substantially identical to those of the Exchange Debentures (the "New Exchange Debentures").

      The Issuers agree with the Initial Purchasers as follows:

      1. Upon the consummation of the Contribution, the Company agrees to issue and sell the Securities to the several Initial Purchasers as hereinafter provided, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, the aggregate principal amount of Notes from the Issuers and the aggregate liquidation preference of Preferred Stock from the Company set forth opposite such Initial Purchaser's name in
Schedule I hereto at a price (the "Purchase Price") equal to 97.0% of the principal amount of the Notes plus accrued interest, if any, from March 30, 1999 to the date of payment and delivery and 96.5% of the liquidation preference of the Preferred Stock plus accrued dividends, if any, from March 30, 1999 to the date of payment and delivery.

      2. The Issuers understand that the Initial Purchasers intend (i) to offer the Securities to "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act, and to also offer the Notes pursuant to Regulation S under the Securities Act ("Regulation S"), their respective portions of the Securities as soon after this Agreement has become effective as in the judgment of the Initial Purchasers is advisable and (ii) initially to offer the Securities upon the terms set forth in this Agreement and in the Offering Memorandum.

      The Issuers confirm that they have authorized the Initial Purchasers, subject to the restrictions set forth below, to distribute copies of the Offering Memorandum in connection with the offering of the Securities. Each Initial Purchaser hereby makes to the Issuers the following representations and agreements:

      (i) it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act; and


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      (ii) (A) it will not solicit offers for, or offer to sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act ("Regulation D")) and (B) it will solicit offers for the Securities only from, and will offer the Securities only to, persons whom it reasonably believes to be, (x) in the case of offers of the Securities inside the United States, "qualified institutional buyers" within the meaning of Rule 144A under the Securities Act, and (y) in the case of offers of the Notes outside the United States, persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) that, in each case, in purchasing the Securities are deemed to have represented and agreed as provided in the Offering Memorandum.

With respect to offers and sales outside the United States, as described in clause (ii)(B)(y) above, each Initial Purchaser hereby represents and agrees with the Issuers that:

            (i) it understands that no action has been or will be taken by the Issuers that would permit a public offering of the Notes, or possession or distribution of the Offering Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for that purpose is required;

            (ii) it will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes the Offering Memorandum or any such other material, in all cases at its own expense;

            (iii) the Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions;

            (iv) the sale of the Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act;

            (v) it understands that the Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

            (vi) it has not offered the Notes and will not offer and sell the Notes (a) as part of its distribution at any time and (b) otherwise prior to 40 days after the later of the commencement of the offering and the Closing Date, in either case except in accordance with Rule 903 of Regulation S (or Rule 144A, if available). Accordingly, neither such Initial Purchaser, nor any of its affiliates, nor any persons acting on its behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and such Initial Purchaser, its affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and


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            (vii) it agrees that, at or prior to confirmation of sales of the
      Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

            "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise prior to 40 days after the closing of the offering, except in either case in accordance with Regulation S (or Rule 144A, if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this Section 2 and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

      3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Initial Purchasers on April 12, 1999, or at such other time on the same or such other date, not later than the tenth Business Day thereafter, as the Initial Purchasers and the Company may agree upon in writing. The time and date of such payment are referred to herein as the "Closing Date." As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

      Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Initial Purchasers of the Securities of one or more global notes (collectively, the "Global Note") representing the Notes and one or more global certificates (collectively, the "Global Certificate") representing the Preferred Stock. The Global Note and the Global Certificate will be made available for inspection by the Initial Purchasers at the office of Latham & Watkins, 885 Third Avenue, New York, New York 10022, not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

      4. The Issuers, jointly and severally, represent and warrant to each Initial Purchaser that:

      (a) the Preliminary Memorandum did not, as of its date, and the Final Memorandum will not, in the form used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein;


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      (b) the financial statements, and the related notes thereto, included in the Offering Memorandum present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles and practices applied on a consistent basis; and the pro forma financial information, and the related notes thereto, included in the Offering Memorandum is based upon good faith estimates and assumptions believed by the Issuers to be reasonable;

      (c) since the respective dates as of which information is given in the Preliminary Memorandum and the Final Memorandum, there has not been any material adverse change, or any development which would reasonably be expected to result in a material adverse change, in or affecting the business, senior management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Memorandum;

      (d) the statistical and market-related data included in the Offering Memorandum are based on or derived from sources which the Issuers believe to be reliable and accurate in all material respects;

      (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority to own its properties and conduct its business as described in the Final Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business, other than where the failure to be so qualified or in good standing would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the business, senior management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect");

      (f) each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Memorandum, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect;

      (g) upon the consummation of the Transactions, the authorized capital stock of the Company will consist of (i) 1,000,000 shares of common stock, par value $.01 per share, and (ii) 3,100,000 shares of preferred stock consisting of
(x) 3,000,000 shares of Preferred Stock and (y) 100 shares of junior preferred stock, par value $.01 per share. The outstanding capital stock of the Company has been duly authorized and is validly issued, fully-paid and non-assessable; upon the consummation of the Transactions, all of the outstanding shares of capital stock of each


                                       6
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subsidiary of the Company will be duly authorized, validly issued, fully-paid and non-assessable, and (except for any directors' qualifying shares) will be owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims other than liens, encumbrances, security interests and claims created pursuant to the Senior Bank Financing;

      (h) this Agreement has been duly authorized, executed and delivered by the Issuers;

      (i) the Notes have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement and authenticated by the Trustee in accordance with the Indenture and payment therefor is received, will be duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly authorized by the Issuers and, when executed and delivered by the Issuers (assuming due execution and delivery by the Trustee), the Indenture will constitute a valid and binding instrument of the Issuers, enforceable against the Issuers in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture will conform in all material respects to the descriptions thereof in the Final Memorandum;

      (j) the Guarantees have been duly authorized by the Guarantors and, when issued and delivered as contemplated by this Agreement and the Indenture, will be duly executed, issued and delivered and will constitute valid and binding obligations of the Guarantors entitled to the benefits provided by the Indenture, enforceable against the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantees will conform in all material respects to the descriptions thereof in the Final Memorandum;

      (k) the Exchange Notes have been duly authorized by the Company and, if and when duly issued and authenticated in accordance with the terms of the Indenture and, assuming due authentication of the Exchange Notes by the Trustee, upon delivery in accordance with the exchange offer provided for in the Notes Registration Rights Agreement, will be duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Exchange Notes will conform in all material respects to the descriptions thereof in the Final Memorandum;

      (l) the Exchange Guarantees have been duly authorized by the Guarantors and, if and when, issued and delivered in accordance with the terms of the Notes Registration Rights Agreement and the Indenture, will be duly executed, issued and delivered and will constitute


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valid and binding obligations of the Guarantors entitled to the benefits provided by the Indenture, enforceable against the Guarantors in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Exchange Guarantees will conform in all material respects to the descriptions thereof in the Final Memorandum;

      (m) the Notes Registration Rights Agreement has been duly authorized by the Issuers and, when duly executed and delivered by the Issuers (assuming due execution and delivery by the Initial Purchasers), will constitute a valid and binding agreement of the Issuers, enforceable against the Issuers in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, except that the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws; and the Notes Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Final Memorandum;

      (n) the shares of Preferred Stock have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement, will be validly issued, fully-paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designations, and the issuance of such shares will not be subject to any preemptive or similar rights; the Certificate of Designations has been duly authorized by all necessary corporate and all necessary stockholder action of the Company and, on the Closing Date, will have been duly executed by the Company and filed with the Secretary of State of Delaware; and the Preferred Stock and the Certificate of Designations will conform in all material respects to the descriptions thereof in the Final Memorandum;

      (o) the unissued shares of New Preferred Stock have been duly authorized by the Company and, if and when issued by the Company in accordance with the exchange offer provided for in the Preferred Stock Registration Rights Agreement, will be fully-paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designations, and the issuance of such shares will not be subject to any preemptive or similar rights; and the New Preferred Stock will conform in all material respects to the descriptions thereof in the Final Memorandum;

      (p) the Preferred Stock Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company (assuming due execution and delivery by the Initial Purchasers), will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, except that the enforceability of any indemnification or contribution provisions thereof may be limited under applicable securities laws or the public policies underlying such laws; and the Preferred Stock Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Final Memorandum;

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      (q) the Contribution Agreement has been duly authorized, executed and delivered by the Company;

      (r) the filing of the Certificate of Designations by the Company with the Secretary of State of Delaware does not conflict with or result in a breach or violation of any of the terms or provisions of, or (with the giving of notice or the lapse of time or both) constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject;

      (s) neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its certificate of incorporation or by-laws or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except, in the case of any indenture, mortgage, deed of trust, loan agreement or other agreement, for violations and defaults which would not have a Material Adverse Effect;

      (t) the execution and delivery of this Agreement, the Certificate of Designations, the Notes Registration Rights Agreement, the Preferred Stock Registration Rights Agreement, the Exchange Indenture and the Indenture, the performance by the Company and the Guarantors of their respective obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not (i) violate the certificate or articles of incorporation (as applicable) or bylaws of the Company or any Guarantor, (ii) constitute a violation by the Company or any Guarantor of any applicable provision of any law, statute or regulation, except for violations which would not have a Material Adverse Effect, or (iii) breach, or result in a default under any agreement known to the Company's executive officers to be material to the Company and its subsidiaries taken as a whole, except for conflicts or breaches which would not have a Material Adverse Effect, and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Issuers of the other Transactions, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications (i) as have been obtained, (ii) as may be required under (A) state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers, (B) the Securities Act with respect to the registration of the Exchange Notes, the New Preferred Stock and the New Exchange Debentures pursuant to the terms of the Notes Registration Rights Agreement and the Preferred Stock Registration Rights Agreement, as applicable or (C) the Trust Indenture Act of 1939, as amended (the "TIA"), with respect to the registration of the Exchange Notes and the New Exchange Debentures pursuant to the terms of the Notes Registration Rights Agreement and the Preferred Stock Registration Rights Agreement, as applicable or (iii) the failure to obtain of which would not have a Material Adverse Effect;

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      (u) the fair saleable value of the assets of the Company exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they mature; the assets of the Company do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted; the Company does not intend to, and does not believe that it will, incur debts beyond its ability to pay such debts as they mature; upon the consummation of the Transactions, the fair saleable value of the assets of the Company and its subsidiaries taken as a whole, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and its subsidiaries, taken as a whole, as they mature; the assets of the Company and its subsidiaries do not, and upon the consummation of the Transactions will not, constitute unreasonably small capital for the Company and its subsidiaries to carry out their respective businesses as now conducted or as proposed to be conducted including the capital needs of the Company and its subsidiaries, and projected capital requirements of the business conducted by the Company and each of its subsidiaries, and projected capital requirements and capital availability thereof; and the Company does not intend to, and does not intend to permit any of its subsidiaries to, incur debts beyond their respective ability to pay such debts as they mature;

      (v) other than as set forth or contemplated in the Final Memorandum, there are no legal or governmental investigations of which the Company has received notice or proceedings pending against or affecting the Company or any of its subsidiaries or any of their respective properties which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

      (w) there are no court and administrative orders, writs, judgments and decrees specifically directed to the Company or any of its subsidiaries and known to the Company's executive officers to be material to the Company and its subsidiaries taken as a whole;

      (x) the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Offering Memorandum or such as would not have a Material Adverse Effect; and any real property and buildings held under lease or cutting rights by the Company and its subsidiaries are held by them under valid, existing and enforceable leases or other agreements with such exceptions as would not have a Material Adverse Effect;

      (y) each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof and as of the Closing Date in each case except as disclosed in the Offering Memorandum and except where such failure to own, possess or obtain necessary licenses, permits, certificates, consents, orders, approvals or authorizations or failure to make necessary declarations and filings would not, singly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Offering Memorandum and except as would not have a Material Adverse Effect; and each of the Company and its subsidiaries is in compliance with all laws and regulations (other than Environmental Laws (as defined herein)) relating to the conduct of its business as conducted as of the date hereof and as of the Closing Date, except where the failure to comply would not have a Material Adverse Effect;

      (z) the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"),
(ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
(iii) are in compliance with all terms and conditions of any such permit, license or approval, except as disclosed in the Offering Memorandum or except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect;

      (aa) in the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities; on the basis of such review, the Company has reasonably concluded that, except as disclosed in the Offering Memorandum, such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect;

      (bb) when the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as any securities that are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

      (cc) neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D) of the Company has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the offering and sale of the Securities;

      (dd) none of the Issuers, any affiliate of the any Issuer or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation) has offered or sold any Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Notes sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and the Company, any affiliate of the Company and any person acting on its or their behalf has complied with and will implement the "offering restrictions" requirements of Regulation S;

      (ee) the Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions;

      (ff) prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

      (gg) none of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

      (hh) Arthur Andersen LLP, who has certified certain historical financial information of the containerboard and corrugated packaging products group of TPI and its subsidiaries and Ernst & Young LLP, who has certified certain pro forma financial information of the Company and its subsidiaries, are each, to the Company's knowledge, independent public accountants as required by the Securities Act;

      (ii) no Issuer is, or after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom as described in the Final Memorandum, will be an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      (jj) assuming the accuracy of the representations of the Initial Purchasers contained in Section 2 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or to qualify the Indenture or the Exchange Indenture under the TIA.

      5. The Issuers, jointly and severally, covenant and agree with each of the several Initial Purchasers as follows:

      (a) to deliver to the Initial Purchasers as many copies of the Preliminary Memorandum and the Final Memorandum (including all amendments and supplements thereto) as the Initial Purchasers or their counsel may reasonably request;

      (b) before distributing any amendment or supplement to the Offering Memorandum, to furnish to the Initial Purchasers a copy of the proposed amendment or supplement for review and not to distribute any such proposed amendment or supplement to which the Initial Purchasers or their counsel reasonably object;

      (c) if, at any time prior to the expiration of nine months after the date of the Final Memorandum, any event shall occur as a result of which it is necessary in the reasonable opinion of counsel to the Initial Purchasers to amend or supplement the Final Memorandum in order to make the statements contained therein, in the light of the circumstances when such Final Memorandum is delivered, not misleading, or if in the reasonable opinion of counsel to the Initial Purchasers it is necessary to amend or supplement the Final Memorandum to comply with law, forthwith to prepare and furnish, at the expense of the Issuers, to the Initial Purchasers and to the dealers (whose names and addresses the Initial Purchasers will furnish to the Issuers) to which Securities may have been sold by the Initial Purchasers and to any other dealers upon request, such reasonable number of amendments or supplements to the Final Memorandum as may be necessary so that the statements in the Final Memorandum as so amended or supplemented will not, in light of the circumstances when the Final Memorandum is delivered, be misleading or so that the Final Memorandum will comply with law;

      (d) to cooperate with the Initial Purchasers and their counsel in connection with the qualification of the Securities for offer and sale under the state securities or blue sky laws of such jurisdictions as the Initial Purchasers shall reasonably request and to comply with such laws and to continue such qualification in effect so long as reasonably required for distribution of the Securities; provided that none of the Issuers shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      (e) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of their obligations hereunder, including all fees, costs and expenses (i) incurred by the Company incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee or the Exchange Trustee, (ii) incurred by the Company incident to the preparation, printing and distribution of the Preliminary Memorandum and the Final Memorandum (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Initial Purchasers may reasonably designate (including reasonable fees of counsel for the Initial Purchasers and their reasonable disbursements in connection therewith), (iv) in connection with the approval for trading of the Securities on any securities exchange or inter-dealer quotation system (as well as in connection with the designation of the Securities as PORTAL securities, if so requested), (v) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Certificate of Designations, the Exchange Indenture and the Preliminary and Final Blue Sky Memoranda and the furnishing to the Initial Purchasers and dealers of copies of the Offering Memorandum, including mailing and shipping, as herein provided and (vi) payable to rating agencies in connection with the rating of the Securities; provided, however, that except as provided in this Section and Sections 1, 7 and 10 hereof, the Initial Purchasers will pay all of their own fees, costs and expenses incurred in their capacity as Initial Purchasers, including the fees and expenses of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make; provided further, however, that the Company agrees to pay or cause to be paid 50% of all fees, costs and expenses in connection with "road show" presentations to potential investors in an amount not to exceed $150,000;

      (f) to use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified and under the circumstances assumed in the Final Memorandum under the caption "Use of Proceeds";

      (g) during the period beginning after the date hereof and continuing until the date six months after the Closing Date, not to offer, sell, contract to sell, or otherwise dispose of any securities of the Company that are substantially similar to the Securities without the consent of the Initial Purchasers;

      (h) not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby;

      (i) that none of the Issuers, any of their affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company or such affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising, including:
(i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

      (j) that none of the Issuers, any of their affiliates (as defined in Rule 144(a)(1) under the Securities Act) or any person acting on behalf of any of the foregoing will engage in any directed selling efforts with respect to the Securities within the meaning of Regulation S;

      (k) that none of the Company, any of its affiliates (as defined in Regulation 501(b) of Regulation D) or any person acting on behalf of any of the foregoing will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities and the Issuers will take all action that is appropriate or necessary to assure that their offerings of other securities will not be integrated for purposes of the Securities Act with the offerings contemplated hereby;

      (l) to obtain the approval of DTC for "book-entry" transfer of the Securities;

      (m) if requested by the Initial Purchasers, to use their best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

      (n) in the case of the Company, to cause the Guarantors to become party to this Agreement by executing the signature pages hereto immediately after the consummation of the Contribution; and

      (o) to use their reasonable best efforts to do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

      6. The several obligations of the Initial Purchasers hereunder to purchase the Securities on the Closing Date are subject to the performance by the Issuers of their obligations hereunder and to the following additional conditions:

      (a) the representations and warranties of the Issuers contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Issuers shall have complied with all agreements and all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

      (b) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, suspension or withdrawal in the rating accorded any securities of the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act and no such organization shall have publicly announced that it has under surveillance or review, with negative implications, its rating of any of the Company's securities;

      (c) since the respective dates as of which information is given in the Offering Memorandum there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change or any development which would reasonably be expected to result in a material adverse change, in or affecting the business, senior management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Final Memorandum, the effect of which in the judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the offerings or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum;

      (d) the Initial Purchasers shall have received on and as of the Closing Date a certificate of an officer of each of the Issuers, with specific knowledge about such Issuers' financial matters, reasonably satisfactory to the Initial Purchasers to the effect set forth in subsections (a) and (b) of this Section;

      (e) Kirkland & Ellis, counsel for the Company, shall have furnished to the Initial Purchasers its written opinion, substantially in the form of Exhibit A attached hereto;

      (f) Jenner & Block, counsel for TPI, shall have furnished to the Initial Purchasers its written opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, to the effect that:

            (i) each of the Guarantors has been duly incorporated; and

            (ii) each of the Guarantors has all necessary corporate power and authority necessary to own its properties and to conduct its containerboard and corrugated packaging products business in the manner and in the locations presently owned and conducted;

      (g) on the date of the Offering Memorandum and on the Closing Date, Arthur Andersen LLP and Ernst & Young LLP shall have each furnished to the Initial Purchasers letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Offering Memorandum;

      (h) the Initial Purchasers shall have received an opinion of Latham & Watkins, counsel to the Initial Purchasers, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers;

      (i) the Initial Purchasers shall have received a certificate of the Company, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel for the Initial Purchasers, as to the solvency of the Company following the Transactions;

      (j) the Securities shall have been approved for trading and duly listed on PORTAL;

      (k) the Initial Purchasers shall have received counterparts, conformed as executed, of the Indenture which shall have been entered into by the Company, the Guarantors and the Trustee;

      (l) the Certificate of Designations shall have been duly filed and recorded with the Secretary of State of Delaware;

      (m) the Initial Purchasers shall have received counterparts, conformed as executed, of the Exchange Indenture which shall have been entered into by the Company and the Exchange Trustee;

      (n) the Initial Purchasers shall have received counterparts, conformed as executed, of the Notes Registration Rights Agreement which shall have been entered into by the Company and the Initial Purchasers;

      (o) the Initial Purchasers shall have received counterparts, conformed as executed, of the Preferred Stock Registration Rights Agreement which shall have been entered into by the Company and the Initial Purchasers;

      (p) the Contribution and the Senior Bank Financing shall be consummated prior to or simultaneously with the offering of the Securities on the terms described in the Offering Memorandum and the Initial Purchasers shall have received counterparts, conformed as executed, of the exhibits to the Contribution Agreement described in the Offering Memorandum under the caption "Certain Transactions," the documents governing the Senior Bank Financing and such other documentation as they deem necessary to evidence the consummation thereof;

      (q) in the case of the offering and sale of the Notes, the offering and sale of the Preferred Stock shall have been consummated prior to or simultaneously with the offering and sale of the Notes; and

      (r) on or prior to the Closing Date the Company shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers shall reasonably request.

      7. The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, each affiliate of any Initial Purchaser which assists such Initial Purchaser in the distribution of the Securities and each person, if any, who controls any Initial Purchaser within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (and any amendment or supplement thereto if the Company shall have furnished any amendments or supplements thereto) or any preliminary offering memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use therein; provided, however, that the indemnification contained in this paragraph shall not inure to the benefit of the Initial Purchasers (or to the benefit of any person controlling the Initial Purchasers) on account of any such loss, claim, damage, liability or expense arising from the sale of the Securities by the Initial Purchasers to any person if a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) shall not have been delivered or sent to such person and any untrue statement of a material fact contained in, and any omission or alleged omission of a material fact from, such Offering Memorandum was corrected in the Final Memorandum (as so amended or supplemented) and it shall have been determined that any Initial Purchaser and each person, if any, who controls such Initial Purchasers would not have incurred such losses, claims, damages, liabilities and expenses had the Final Memorandum been delivered or sent.

      Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their directors, their officers and each person who controls the Issuers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Issuers to each Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser expressly for use in the Offering Memorandum or any amendment or supplement thereto.

      If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified

Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Initial Purchasers, each affiliate of any Initial Purchaser which assists such Initial Purchaser in the distribution of the Securities and such control persons of the Initial Purchasers shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Issuers, their directors, their officers and such control persons of the Issuers shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

      If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Issuers and the total discounts and commissions received by the Initial Purchasers, bear to the aggregate offering price of the Securities. The relative fault of the Issuers on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers or the Issuers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were offered exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amount of the Securities set forth opposite their names in Schedule I hereto, and not joint. The Issuers' obligations to contribute pursuant to this Section 7 are joint and several.

      The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Issuers and the Initial Purchasers set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser or any person controlling any Initial Purchaser or by or on behalf of the Issuers, their officers, their directors or any other person controlling the Issuers and (iii) acceptance of and payment for any of the Securities.

      8. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Initial Purchasers, by notice given to the Issuers, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago

Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York shall have been declared by Federal, New York State or Illinois authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Initial Purchasers, is material and adverse and which, in the judgment of the Initial Purchasers, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Offering Memorandum.

      9. This Agreement shall become effective as to the Company and the Initial Purchasers upon the execution and delivery hereof by the Company and the Initial Purchasers. This Agreement shall become effective as to the Guarantors upon the execution and delivery hereof by the Guarantors.

      If, on the Closing Date, either of the Initial Purchasers shall fail or refuse to purchase Securities which it has agreed to purchase hereunder on such date, and the aggregate principal amount or liquidation preference of the Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount or liquidation preference of the Securities to be purchased on such date, the other Initial Purchaser shall be obligated to purchase the Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount or liquidation preference of the Securities that any Initial Purchaser has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount or liquidation preference of the Securities without the written consent of such Initial Purchaser. If, on the Closing Date, any Initial Purchaser shall fail or refuse to purchase Securities which it has agreed to purchase hereunder on such date, and the aggregate principal amount or liquidation preference of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount or liquidation preference of the Securities to be purchased on such date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Offering Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

      10. If this Agreement shall be terminated by the Initial Purchasers, or either of them, because of any failure or refusal on the part of any of the Issuers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Issuers shall be unable to perform their obligations under this Agreement or any condition of the Initial Purchasers' obligations cannot be fulfilled, the Issuers agree to reimburse the Initial Purchasers or such Initial Purchaser as has so terminated this Agreement with respect to itself, for all out-of-pocket expenses (including the reasonable fees and expenses of its counsel) reasonably incurred by such Initial Purchaser in connection with this Agreement or the offering contemplated hereunder.

      11. This Agreement shall inure to the benefit of and be binding upon the Issuers, the Initial Purchasers, each affiliate of any Initial Purchaser which assists such Initial Purchaser in the distribution of the Securities, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

      12. Any action by the Initial Purchasers hereunder may be taken by the Initial Purchasers jointly or by J.P. Morgan Securities Inc. alone on behalf of the Initial Purchasers, and any such action taken by the Initial Purchasers jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Initial Purchasers. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Initial Purchasers at J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (telefax: 212-648-5560), Attention: Syndicate Department, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022 (telefax: (212) 751-4864), Attention: Kirk A. Davenport. Notices to the Issuers shall be given to them at Packaging Corporation of America, 1900 West Field Court, Lake Forest, Illinois 60045 (telefax: (847)-482-4738),
Attention: Paul T. Stecko, with a copy to Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 (telefax: (312) 861-2200), Attention: William S. Kirsch, P.C.

      13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

      14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

                            [signature page follows]

      If the foregoing is in accordance with your understanding, please sign and return six counterparts hereof.

                                        Very truly yours,


                                        PACKAGING CORPORATION OF AMERICA


                                        By: /s/ Thomas S. Souleles
                                           ---------------------------------
                                           Name: Thomas S. Souleles
                                           Title: Vice President and Secretary



                                        DAHLONEGA PACKAGING CORPORATION


                                        By: /s/ Richard B. West
                                           ---------------------------------
                                           Name: Richard B. West
                                           Title: Secretary


                                        DIXIE CONTAINER CORPORATION


                                        By: /s/ Richard B. West
                                           ---------------------------------
                                           Name: Richard B. West
                                           Title: Secretary


                                        PCA HYDRO, INC.


                                        By: /s/ Richard B. West
                                           ---------------------------------
                                           Name: Richard B. West
                                           Title: Secretary


                                        PCA TOMAHAWK CORPORATION


                                        By: /s/ Richard B. West
                                           ---------------------------------
                                           Name: Richard B. West
                                           Title: Secretary

                                        PCA VALDOSTA CORPORATION


                                        By: /s/ Richard B. West
                                           ---------------------------------
                                           Name: Richard B. West
                                           Title: Secretary

Accepted: March 30, 1999

J.P. MORGAN SECURITIES INC.
BT ALEX.BROWN INCORPORATED

By: J.P. Morgan Securities Inc.


By: /s/ Douglas A. Cruikshank
   ---------------------------------
   Name: Douglas A. Cruikshank
   Title: Vice President

                                                                       EXHIBIT A





                                    April 12, 1999

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260-0060

Ladies/Gentlemen:

     We are issuing this opinion letter in our capacity as special legal counsel to Packaging Corporation of America (the "COMPANY") in response to the requirement in Section 6(e) of the Purchase Agreement (the "PURCHASE AGREEMENT") dated as of March 30, 1999 among the Company and J.P. Morgan Securities Inc. and BT Alex. Brown Incorporated (collectively, the "INITIAL PURCHASERS"), and the Guarantors (as defined below).

     All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Purchase Agreement. Together, the Purchase Agreement, the Indenture, the Exchange Indenture, the Certificate of Designations, the Notes Registration Rights Agreement, the Preferred Stock Registration Rights Agreement, the Notes, the Preferred Stock and the Guarantees are referred to herein as the "TRANSACTION AGREEMENTS." The following subsidiaries of the Company are referred to herein as the "GUARANTORS":
Dahlonega Packaging Corporation ("DPC"), Dixie Container Corporation ("DCC"), PCA Hydro, Inc. ("PCA HYDRO"), PCA Tomahawk Corporation ("PCA TOMAHAWK") and PCA Valdosta Corporation ("PCA VALDOSTA").

     In arriving at the opinions expressed herein, among other things, we have examined the following:

          (a) the Offering Memorandum of the Company, dated March 30, 1999, covering the offering and sale of the Notes and Preferred Stock (the "OFFERING MEMORANDUM");

          (b) executed originals of the Purchase Agreement and the Certificate of Designations;

          (c) executed originals of the Indenture, the Exchange Indenture, the Notes Registration Rights Agreement, the Preferred Stock Registration Rights Agreement, the Notes, the Preferred Stock and the Guarantees to be delivered on the date hereof; and

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
April 12, 1999
Page 2

          (d) copies of all certificates and other documents delivered in connection with the sale of the Notes and Preferred Stock on the date hereof and the consummation of the other transactions contemplated by the Purchase Agreement.

     Subject to the assumptions, qualifications, exclusions and other limitations which are identified in this letter, we advise you that:

1. The Company was duly incorporated under the General Corporation Law of the State of Delaware.

2. The Company is existing and in good standing under the General Corporation Law of the State of Delaware. For purposes of the opinions in this paragraph, we have relied exclusively upon the certificates issued by the governmental authorities in the State of Delaware and such opinions are not intended to provide any conclusion or assurance beyond that conveyed by such certificates.

3. Each of DPC, PCA Hydro, PCA Tomahawk and PCA Valdosta is existing and in good standing under the General Corporation Law of the State of Delaware. DCC is existing and in good standing under the Virginia Stock Corporation Act. For purposes of the opinions in this paragraph, we have relied exclusively upon the certificates issued by the governmental authorities in the required jurisdictions and such opinions are not intended to provide any conclusion or assurance beyond that conveyed by such certificates.

4. As of the date hereof, the authorized capital stock of the Company consists of (A) 1,000,000 shares of common stock, par value $0.01 per share, and
     (B) 3,000,100 shares of preferred stock consisting of (x) 3,000,000 shares of Senior Exchangeable Preferred Stock due 2010, par value $0.01 per share, and (y) 100 shares of Junior Preferred Stock, par value $0.01 per share. The outstanding capital stock of the Company has been duly authorized and is validly issued, fully paid and non-assessable.

5. As of the date hereof, based solely upon our review of the stock ledgers of each of the Guarantors, the Company is the record holder of all of the outstanding shares of capital stock of each of the Guarantors.

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
April 12, 1999
Page 3

6. Each of the Company and each Guarantor has the corporate power to enter into and perform its obligations under the Transaction Agreements to which it is a party, including, in the case of the Company, the corporate power to issue, sell and deliver the Notes and the Preferred Stock and, in the case of the Guarantors, to issue and deliver the Guarantees, in each case as contemplated by the Purchase Agreement. The Company has the corporate power to own and lease its properties and to conduct its business as described in the Offering Memorandum.

7. The Board of Directors of each of the Company and the Guarantors has adopted by requisite vote the resolutions necessary to authorize the execution, delivery and performance of the Transaction Agreements to which the Company or a Guarantor is a party, as the case may be. No approval by the stockholders of the Company or the Guarantors is required.

8. Each of the Company and each Guarantor has duly executed and delivered the Purchase Agreement, the Indenture, the Exchange Indenture, the Notes Registration Rights Agreement and the Preferred Stock Registration Rights Agreement.

9. Each of the Indenture, the Exchange Indenture, the Notes Registration Rights Agreement and the Preferred Stock Registration Rights Agreement is a valid and binding obligation of the Company and each Guarantor and (assuming the due authorization, execution and delivery thereof by the other parties thereto) is enforceable against each of the Company and each Guarantor in accordance with its terms.

10. The Notes have been duly executed and delivered by the Company and, when paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication by the Trustee in accordance with the Indenture), will have been validly issued and will constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

11. The Guarantees have been duly executed and delivered by each of the Guarantors and, when the Notes are duly and validly authorized, executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Purchase Agreement, will have been validly issued and will be the valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture.

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
April 12, 1999
Page 4

12. The shares of Preferred Stock have been duly delivered by the Company and, when paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will have been validly issued, fully-paid and non-assessable, and nothing has come to our attention that has caused us to conclude that the issuance of such shares will be subject to any preemptive or similar rights. The Company has duly authorized and executed the Certificate of Designations and filed the Certificate of Designations with the Secretary of State of Delaware.

13. The Board of Directors of each of the Company and the Guarantors has adopted by requisite vote the resolutions necessary to authorize the execution, delivery and performance of, in the case of the Company, the Exchange Notes and the New Preferred Stock and, in the case of the Guarantors, the Exchange Guarantees. No approval by the stockholders of the Company or the Guarantors is required.

14. The information in the Offering Memorandum under the headings "Description of Notes" and "Description of Preferred Stock," insofar as such statements purport to summarize certain provisions of the Indenture, the Exchange Indenture, the Certificate of Designations, the Notes, the Preferred Stock, the Guarantees, the Notes Registration Rights Agreement or the Preferred Stock Registration Rights Agreement, is correct in all material respects.

15. The execution and delivery of the Purchase Agreement, the Certificate of Designations, the Notes Registration Rights Agreement, the Preferred Stock Registration Rights Agreement, the Exchange Indenture and the Indenture, the performance by the Company and the Guarantors of their respective obligations thereunder and the consummation of the transactions contemplated thereby do not and will not (i) violate the certificate or articles of incorporation (as applicable) or bylaws of the Company or any Guarantor, (ii) constitute a violation by the Company or any Guarantor of any applicable provision of any law, statute or regulation (except that we express no opinion in this paragraph with respect to compliance with any disclosure requirement or any prohibition against fraud or misrepresentation or as to whether performance of the indemnification or contribution provisions in the Purchase Agreement, the Notes Registration Rights Agreement or the Preferred Stock Registration Rights Agreement would be permitted) or (iii) breach, or result in a default under, any existing obligation of the Company or any Guarantor under any of its Other Specified Agreements. The term "Other Specified Agreements" in the preceding sentence means those agreements set forth on SCHEDULE A attached hereto.

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
April 12, 1999
Page 5

16. To our actual knowledge, no consent, waiver, approval, authorization or order of any court or governmental authority is required for the issuance and sale by the Company of the Notes or the Preferred Stock, or the issuance of the Guarantees by the Guarantors to the Initial Purchasers or the consummation by the Company and the Guarantors of the other transactions contemplated by the Transaction Agreements, except such as may be required under the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "1939 ACT"), in connection with the Notes Registration Rights Agreement and the Preferred Stock Registration Rights Agreement.

17. To our actual knowledge, no legal or governmental investigations or proceedings are pending or overtly threatened to which the Company or the Guarantors is a party or to which the property or assets of the Company or the Guarantors is subject (i) that would be required under Item 103 of Regulation S-K under the Act to be disclosed in a registration statement or a prospectus delivered at the time of confirmation of the sale of any offering of securities registered under the Act (assuming for purposes hereof that such Item would be applicable to the Offering Memorandum (although it is not)) that are not described in the Offering Memorandum or
     (ii) which seeks to restrain, enjoin or prevent the consummation of or otherwise challenge the issuance or sale of the Notes or the Preferred Stock to be sold to the Initial Purchasers or the consummation of the other transactions contemplated by the Transaction Agreements.

18. No registration under the Act of the Notes or the Preferred Stock is required in connection with the sale of the Notes or the Preferred Stock to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum or in connection with the initial resale of the Notes and the Preferred Stock by the Initial Purchasers in accordance with
     Section 2 of the Purchase Agreement, and prior to the consummation of the exchange offer provided for in the Notes Registration Rights Agreement or the effectiveness of the Shelf Registration Statement (as defined in the Notes Registration Rights Agreement), the Indenture is not required to be qualified under the 1939 Act, in each case assuming (i) that the purchasers who buy such Notes or Preferred Stock in the initial resale thereof are,
     (x) in the case of offers of the Notes or Preferred Stock made within the United States, "qualified institutional buyers" as defined in Rule 144A as promulgated under the Act and (y) in the case of offers of the Notes made outside the United States, to persons other than "U.S. persons" as defined in Regulation S as promulgated under the Act, (ii) the accuracy and completeness of the representations of the Company (other than those contained in

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
April 12, 1999
Page 6

     Section 4(jj)) and of the Initial Purchasers contained in the Purchase Agreement in connection with the sale of the Notes and the Preferred Stock to the Initial Purchasers and the initial resale thereof and (iii) the due performance by the Initial Purchasers of the agreements set forth in the Purchase Agreement.

19. As of the date hereof, neither the Notes nor the Preferred Stock is of the same class (within the meaning of Rule 144A under the Act) as securities of the Company or any Guarantor that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

20. Neither the Company nor any Guarantor is, or immediately after the sale of the Notes and the Preferred Stock to the Initial Purchasers and application of the net proceeds therefrom as described in the Offering Memorandum under the caption "Use of Proceeds" will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                                     ------------

     The purpose of our professional engagement was not to establish factual matters, and preparation of the Offering Memorandum involved many determinations of a wholly or partially nonlegal character. We make no representation that we have independently verified the accuracy, completeness or fairness of the Offering Memorandum or that the actions taken in connection with the preparation of the Offering Memorandum (including the actions described in the next paragraph) were sufficient to cause the Offering Memorandum to be accurate, complete or fair. We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the Offering Memorandum except to the extent otherwise explicitly indicated in numbered paragraph 14 above.

     We can, however, confirm that we have participated in conferences with representatives of the Company, representatives of the Initial Purchasers, counsel for the Initial Purchasers and representatives of the independent accountants for the Company during which disclosures in the Offering Memorandum and related matters were discussed. In addition, we have reviewed certain corporate records furnished to us by the Company.

     Based upon our participation in the conferences and our document review identified in the preceding paragraph, our understanding of applicable law and the experience we have gained in our

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
April 12, 1999
Page 7

practice thereunder and relying as to materiality to the extent we deem appropriate upon the opinions and statements of officers of the Company, we can, however, advise you that nothing has come to our attention that has caused us to conclude that the Offering Memorandum (other than the financial statements and related notes and the other financial, statistical and accounting data included in the Offering Memorandum, as to which no advice is given) as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                                     ------------

     Except for the activities described in the immediately preceding section of this letter, we have not undertaken any search of court records or undertaken any other investigation to determine the facts upon which the advice in this letter is based.

     We have assumed for purposes of this letter: each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine; that the Purchase Agreement and every other agreement we have examined for purposes of this letter constitutes a valid and binding obligation of each party to that document and that each such party has satisfied all legal requirements that are applicable to such party to the extent necessary to entitle such party to enforce such agreement (except that we make no such assumptions with respect to the Company and the Guarantors); and that you have acted in good faith and without notice of any fact which has caused you to reach any conclusion contrary to any of the advice provided in this letter. We have also made other assumptions which we believe to be appropriate for purposes of this letter.

     In preparing this letter we have relied without independent verification upon: (i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Purchase Agreement and other documents specifically identified at the beginning of this letter as having been read by us; (iii) factual information provided to us by the Company and the Guarantors or their representatives; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading.

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
April 12, 1999
Page 8

     We confirm that we do not have any actual knowledge which has caused us to conclude that our reliance and assumptions cited in the two immediately preceding paragraphs are unwarranted. The term "ACTUAL KNOWLEDGE" whenever it is used in this letter with respect to our firm means conscious awareness at the time this letter is delivered on the date it bears by the following Kirkland & Ellis lawyers, who constitute all of the Kirkland & Ellis lawyers who have devoted a significant amount of time to the negotiation or preparation of the Transaction Agreements, the Offering Memorandum and the due diligence associated therewith (herein called "OUR DESIGNATED TRANSACTION LAWYERS"): William S. Kirsch, P.C., James S. Rowe, Wendy L. Chronister, Rebekah R. Eubanks and
Andrew M. Kaufman.

     Each opinion (an "enforceability opinion") in this letter that any particular contract is a valid and binding obligation or is enforceable in accordance with its terms is subject to: (i) the effect of bankruptcy, insolvency, fraudulent conveyance and other similar laws and judicially developed doctrines in this area such as substantive consolidation and equitable subordination; (ii) the enforceability of any indemnification or contribution provision contained in such contract under applicable securities laws or the public policies underlying such laws; and (iii) the effect of general principles of equity. "General principles of equity" include but are not limited to: principles limiting the availability of specific performance and injunctive relief; principles which limit the availability of a remedy under certain circumstances where another remedy has been elected; principles requiring reasonableness, good faith and fair dealing in the performance and enforcement of an agreement by the party seeking enforcement; principles which may permit a party to cure a material failure to perform its obligations under certain circumstances; and principles affording equitable defenses such as waiver, laches and estoppel. In addition, we express no opinion with respect to the enforceability of any provision in any of the Transaction Agreements which purports to waive the benefit of usury laws. It is possible that terms in a particular contract covered by our enforceability opinion may not prove enforceable for reasons other than those explicitly cited in this letter should an actual enforcement action be brought, but (subject to all the exceptions, qualifications, exclusions and other limitations contained in this letter) such unenforceability would not in our opinion prevent the party entitled to enforce that contract from realizing the principal benefits purported to be provided to that party by the terms in that contract which are covered by our enforceability opinion.

     The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case and would also depend on how the court involved chose to exercise the wide discretionary authority generally available to it. This letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
April 12, 1999
Page 9

     Our advice on every legal issue addressed in this letter is based exclusively on the internal laws of New York and Illinois and the federal law of the United States except that certain of the opinions in paragraphs 1 through 8, 10 through 13, 15 and 18 are based on the Delaware General Corporation Law (in the case of the Company, DPC, PCA Hydro, PCA Tomahawk and PCA Valdosta) and on the Virginia Stock Corporation Act (in the case of DCC). With respect to any opinion or other advice based on the Virginia Stock Corporation Act, we note that we do not practice in Virginia, and our opinions and advice based on the Virginia Stock Corporation Act are limited to the statutory provisions set forth in Michie's Code of Virginia 1950 Annotated (1993 Replacement Volume, 1998 Cumulative Supplement) without regard to regulations promulgated thereunder or any judicial interpretations thereof.

     None of the opinions or other advice contained in this letter considers or covers: (i) any state securities (or "blue sky") laws or regulations; (ii) any financial statements or supporting schedules (or any notes to any such statements or schedules) or other financial or statistical information set forth in (or omitted from) the Offering Memorandum; or (iii) any rules and regulations of the National Association of Securities Dealers, Inc. relating to the compensation of underwriters. This letter does not cover any other laws, statutes, governmental rules or regulations or decisions which in our experience are not generally applicable to transactions of the kind covered by the Purchase Agreement or covered by opinions typically delivered in connection with transactions of the kind covered by the Purchase Agreement.

     This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which our Designated Transaction Lawyers did not have actual knowledge at the time, by reason of any change subsequent to that time in any law, other governmental requirement or interpretation thereof covered by any of our opinions or advice, or for any other reason.

J.P. Morgan Securities Inc.
BT Alex. Brown Incorporated
April 12, 1999
Page 10

     This letter may be relied upon by the Initial Purchasers only for the purpose served by the provision in the Purchase Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than the Initial Purchasers may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purposes excluded by the restrictions in this paragraph; and
(iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance; except that the trustee under the Indenture, United States Trust Company of New York, and the trustee under the Exchange Indenture, United States Trust Company of Texas, N.A., may rely upon paragraphs 7 through 11 of this letter to the same extent as if each were an addressee hereof.



                              Sincerely,



                              Kirkland & Ellis

                                                                      SCHEDULE A




1.   Contribution Agreement

2.   Senior Bank Financing